Exhibit 10(g)(1)

RICHARDSON ELECTRONICS, LTD.

1996 STOCK OPTION FOR NON-EMPLOYEE DIRECTOR

ADDITIONAL OPTION AGREEMENT

Option Number: _____ Plan - _____

THIS OPTION AGREEMENT, made and entered into as of the ____th day of April, ____, by and between Richardson Electronics, Ltd., a Delaware corporation (the "Company"), and ________ (the "Optionee"), under and pursuant to the Richardson Electronics, Ltd. 1996 Stock Option Plan For Non-Employee Directors (the "Plan").

Except where the context otherwise requires, all capitalized terms used herein which are not defined herein shall have the meaning ascribed to them in the Plan.

1. Grant of Option. In consideration of the services previously rendered and to be rendered to the Company by the Optionee and in accordance with the terms of the Plan, the Company hereby grants to the Optionee a Non-Qualified Stock Option to purchase a total of 5,000 shares of the Common Stock, $.05 per share par value, of the Company (the "Option Shares"), at a purchase price of $_____ per share, upon and subject to the terms and conditions set forth herein (the "Option").

2. Acknowledgment by Optionee. The Optionee hereby acknowledges

(i) that he has had an opportunity to review a copy of the Plan, the Company's Registration Statement, Annual and Quarterly Reports on form 10-K and 10-Q and other pertinent filings with the Securities and Exchange Commission; and

(ii) that any question pertaining to the Plan, the Option and the Option Shares have been answered by the Company to his satisfaction; and

(iii) that he understands that the Plan is incorporated herein by reference and is made a part of this Agreement as if fully set forth herein; and

(iv) that the Plan shall control in the event that there is any conflict between the Plan and this Agreement, and on such matters as are not contained in this Agreement.

3. Time of Exercise.

(a) Subject to the provisions of this Section 3, the Option may only be exercised, in whole or in part, and the Option Shares may only be purchased by the Optionee (or, in the event of the Optionee's death, by Optionee's legal representative) in accordance with the provisions of Section 4 below at any time after the date of this Option Grant.

During the term set forth in this Section 3, the Optionee (or, if applicable, the Optionee's legal representative) may exercise any Option as to which the Optionee's rights have become vested but which has not yet been exercised; provided, however that, except as otherwise provided in paragraphs (b) and (c) below of this Section 3, the Option may not be exercised after the earliest to occur of the following dates: (1) May 30, _______, (ii) the date which is ninety (90) days after the date on which the Optionee shall cease to be a member of the Board for any reason other than for Disability or death, Retirement, or removal from the Board within one year after a Change of Control, or (iii) the date which is one year after the date on which the Optionee ceases to be a member of the Board as a consequence of Disability or death.

(b) If an Optionee dies while a member of the Board or within ninety (90) days (or one year in the case of a disabled Optionee) after cessation of such Board membership, his estate, personal representative or the person that acquires his Option by bequest or inheritance or by reason of such death shall have the right to exercise such Option before the date that the right to exercise the Option would otherwise have expired, but only as to the number of shares as to which such Option was exercisable on the date of death.

(c) The Option may not be exercised for fewer than one hundred (100) shares of Common Stock at any time unless the number of shares so purchased is the total number of Shares for which the Option may be exercised at that time.

4. Manner of Exercise. The Option may be exercised only by appropriate written notice delivered to the Company in person or sent to the Company by registered or certified mail, return receipt requested, postage prepaid, at its principal offices at 40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois 60147-0393. Each such notice of exercise shall state the number of Option Shares in respect of which the Option is being exercised and shall be signed by the Optionee (or, in the event that the Option is being exercised by the legal representative, estate, heir or legatee of the Optionee, shall be signed by such legal representative, estate, heir or legatee and shall be accompanied by a copy of the Optionee's death certificate and such other proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option). Notices sent by registered or certified mail shall be effective only when received by the Company. Each such notice shall be accompanied by (a) the original executed copy of this Option Agreement, (b) payment of the full aggregate purchase price of the Option Shares purchased, and (c) such other funds, documents or instruments as the Company may require to comply with the then current Federal or state income tax or securities laws. No Option Shares shall be issued in connection with an exercise of the Option until payment for such shares has been made. The obligation to issue Shares is also subject to all conditions specified in the Plan, including, without limitation, Section 11 thereof.

5. Delivery of Certificates. The Company shall not be required to issue or deliver any certificate for the Option Shares upon the exercise of the Option prior to compliance by the Company with any requirements of the then current Federal or state securities laws or of any stock exchange on which the Option Shares may at that time be listed. The Optionee (or his legal representative, estate, heir or legatee) shall have no interest in the Option Shares unless and until certificates for such Option Shares are issued to him.

6. Anti-Dilution Adjustment. In the event that the number of outstanding shares of the common stock of the Company shall be changed by reason of split-ups or combinations of shares or recapitalizations or by reason of stock dividends, the number of Option Shares and the purchase price per Option Share shall be appropriately adjusted, as determined by the Company, to give proper effect to such changes as provided in Section 12 of the Plan.

7. Non-Transferability. The Option may not be assigned, transferred, pledged, or hypothecated in any way whether by operation of law or otherwise (except for the laws of descent and distribution). The Option may be exercised only by the Optionee (or in the event of the Optionee's incompetency by the Optionee's guardian or legal representative) during the Optionee's lifetime and, after the Optionee's death, may be exercised only by the Optionee's legal representative, heir or legatee.

8. Miscellaneous.

(a) The Option may not be exercised with respect to a fraction of any Option Share.

(b) This Agreement and the Plan contain all of the undertakings and understandings between the Company and the Optionee regarding the subject matter of the Option. No oral or unwritten undertaking or understandings exist with regard to this Option and if claimed or believed by any person to exist shall be disregarded and shall not be relied upon for any purpose. No modification or amendment of any of the terms of the Option shall be valid if not made in writing and no such writing shall be binding on the Company if not signed by its chief executive officer and attested by its secretary or assistant secretary.

(c) Anything to the contrary notwithstanding, the provisions of the Plan shall be incorporated herein and made a part hereof and shall govern and control to the extent of any inconsistency between the Plan and this Agreement and on such matters as are not contained in this Agreement.

(d) This Option shall be governed by and construed in accordance with the laws of the State of Illinois.

(e) It is the intent of Optionee to serve as a director of the Company for the remainder of the term during which this Option was granted.

IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by its duly authorized corporate officers, and the Optionee has hereunto set his hand and seal, all as of the date and year first above written.

RICHARDSON ELECTRONICS, LTD.

By:

Edward J. Richardson

Chairman

ATTEST:

William G. Seils

Secretary

OPTIONEE:

___________________ _

RICHARDSON ELECTRONICS, LTD.

1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

RECEIPT

Additional Option Agreement No. ____ - 1996 Plan

Dated: April 30, _______

For 5,000 shares of common stock of Richardson Electronics, Ltd.

Issued to: ______________

I, _____________, received Option Agreement No. ________ - 1996 Plan, this day of , .

_______________________________

Optionee